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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): April 29, 2004

                        Commission file number: 000-26393

                            JUPITERMEDIA CORPORATION
             (Exact name of Registrant as specified in its charter)


               DELAWARE                                    06-1542480
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   (State or other jurisdiction                         (I.R.S. Employer
         of incorporation)                             Identification No.)


      23 OLD KINGS HIGHWAY SOUTH
         DARIEN, CONNECTICUT                                 06820
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        (Address of principal                              (Zip Code)
          executive offices)

                                 (203) 662-2800
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name, former address and former fiscal year, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE

On April 29, 2004, Jupitermedia Corporation issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Jupitermedia Corporation


Date: April 29, 2004                  By:  /s/ Christopher S. Cardell
                                           --------------------------------
                                           Christopher S. Cardell
                                           President and Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit
Number        Description
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 99.1         Press release, dated April 29, 2004, of Jupitermedia Corporation